Northeast Utilities and Subsidiaries

Consolidated Balance Sheets

	June 30,	December 31,
	2005	2004
	(Thousands of Dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$ 55,483	$ 46,989
Special deposits	94,480	82,584
Investments in securitizable assets	247,882	139,391
Receivables, net	700,689	771,257
Unbilled revenues	114,121	144,438
Taxes receivable	35,534	61,420
Fuel, materials and supplies, at average cost	177,039	185,180
Derivative assets - current	275,201	81,567
Prepayments and other	101,018	154,395
	1,801,447	1,667,221

Property, Plant and Equipment:
Electric utility	6,106,413	5,918,539
Gas utility	800,517	786,545
Competitive energy	909,534	918,183
Other	252,373	241,190
	8,068,837	7,864,457
Less: Accumulated depreciation	2,459,733	2,382,927
	5,609,104	5,481,530
Construction work in progress	466,112	382,631
	6,075,216	5,864,161

Deferred Debits and Other Assets:
Regulatory assets	2,561,655	2,745,874
Goodwill	290,791	319,986
Prepaid pension	331,908	352,750
Prior spent nuclear fuel trust, at fair value	49,950	49,296
Derivative assets - long-term	427,156	198,769
Other	412,433	457,777
	4,073,893	4,124,452

Total Assets	$ 11,950,556	$ 11,655,834

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Northeast Utilities and Subsidiaries

Consolidated Balance Sheets

	June 30,	December 31,
	2005	2004
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 177,156	$ 180,000
Long-term debt - current portion	45,086	90,759
Accounts payable	809,423	825,247
Accrued interest	52,292	49,449
Derivative liabilities - current	298,719	130,275
Counterparty deposits	102,172	57,650
Other	227,403	230,022
	1,712,251	1,563,402

Rate Reduction Bonds	1,449,761	1,546,490

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,368,991	1,434,403
Accumulated deferred investment tax credits	97,285	99,124
Deferred contractual obligations	369,338	413,056
Regulatory liabilities	1,092,633	1,069,842
Derivative liabilities - long-term	388,524	58,737
Other	258,714	267,895
	3,575,485	3,343,057

Capitalization:
Long-Term Debt	2,994,490	2,789,974

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 151,657,618 shares issued
and 129,695,191 shares outstanding in 2005 and
151,230,981 shares issued and 129,034,442 shares
outstanding in 2004	758,288	756,155
Capital surplus, paid in	1,121,635	1,116,106
Deferred contribution plan - employee stock
ownership plan	(53,776)	(60,547)
Retained earnings	635,221	845,343
Accumulated other comprehensive income/(loss)	1,111	(1,220)
Treasury stock, 19,638,426 shares in 2005
and 19,580,065 shares in 2004	(360,110)	(359,126)
Common Shareholders' Equity	2,102,369	2,296,711
Total Capitalization	5,213,059	5,202,885
Total Liabilities and Capitalization	$ 11,950,556	$ 11,655,834

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Northeast Utilities and Subsidiaries

Consolidated Statements of (Loss)/Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Operating Revenues	$ 1,551,005	$ 1,524,666	$ 3,795,650	$ 3,362,953

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	937,235	912,418	2,523,167	2,089,729
Other	301,091	290,175	579,906	532,122
Wholesale contract market charges, net	62,644	-	271,131	-
Restructuring and impairment charges	2,295	-	47,859	-
Maintenance	55,110	48,235	96,813	90,024
Depreciation	58,351	55,561	116,349	110,134
Amortization	24,026	28,087	47,119	57,378
Amortization of rate reduction bonds	41,116	38,294	86,906	81,293
Taxes other than income taxes	55,679	55,695	132,835	133,284
Total operating expenses	1,537,547	1,428,465	3,902,085	3,093,964
Operating Income/(Loss)	13,458	96,201	(106,435)	268,989

Interest Expense:
Interest on long-term debt	44,270	33,998	82,719	66,736
Interest on rate reduction bonds	22,235	25,043	45,273	50,738
Other interest	6,649	4,097	10,991	8,444
Interest expense, net	73,154	63,138	138,983	125,918
Other Income, Net	9,064	2,862	11,105	4,549
(Loss)/Income Before Income Tax (Benefit)/Expense	(50,632)	35,925	(234,313)	147,620
Income Tax (Benefit)/Expense	(24,317)	10,544	(91,669)	53,407
(Loss)/Income Before Preferred Dividends of Subsidiary	(26,315)	25,381	(142,644)	94,213
Preferred Dividends of Subsidiary	1,389	1,389	2,779	2,779
(Loss)/Income Before Cumulative Effect of Accounting Change	(27,704)	23,992	(145,423)	91,434
Cumulative effect of accounting change,
net of tax benefit of $2,553	-	-	-	-
Net (Loss)/Income	$ (27,704)	$ 23,992	$ (145,423)	$ 91,434

Fully Diluted (Loss)/Earnings Per Common Share:
(Loss)/Income Before Cumulative Effect of Accounting Change	$ (0.21)	$ 0.19	$ (1.12)	$ 0.71
Cumulative effect of accounting change,
net of tax benefit	-	-	-	-
Fully Diluted (Loss)/Earnings Per Common Share	$ (0.21)	$ 0.19	$ (1.12)	$ 0.71

Fully Diluted Common Shares Outstanding (average)	129,520,644	128,182,645	129,399,574	128,121,751

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Northeast Utilities and Subsidiaries

Consolidated Statements of (Loss)/Income

	Twelve Months Ended June 30,
	2005	2004

Operating Revenues	$ 7,119,396	$ 6,517,889

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	4,664,629	4,092,278
Other	1,132,020	1,037,358
Wholesale contract market charges, net	271,131	-
Restructuring and impairment charges	47,859	-
Maintenance	194,901	178,927
Depreciation	231,069	214,357
Amortization	128,012	165,880
Amortization of rate reduction bonds	170,529	159,961
Taxes other than income taxes	241,718	240,523
Total operating expenses	7,081,868	6,089,284
Operating Income/(Loss)	37,528	428,605

Interest Expense:
Interest on long-term debt	155,835	131,509
Interest on rate reduction bonds	93,434	103,873
Other interest	17,310	13,822
Interest expense, net	266,579	249,204
Other Income, Net	21,021	2,783
(Loss)/Income Before Income Tax (Benefit)/Expense	(208,030)	182,184
Income Tax (Benefit)/Expense	(93,320)	51,112
(Loss)/Income Before Preferred Dividends of Subsidiary	(114,710)	131,072
Preferred Dividends of Subsidiary	5,559	5,559
(Loss)/Income Before Cumulative Effect of Accounting Change	(120,269)	125,513
Cumulative effect of accounting change,
net of tax benefit of $2,553	-	(4,741)
Net (Loss)/Income	$ (120,269)	$ 120,772

Fully Diluted (Loss)/Earnings Per Common Share:
(Loss)/Income Before Cumulative Effect of Accounting Change	$ (0.93)	$ 0.98
Cumulative effect of accounting change,
net of tax benefit	-	(0.04)
Fully Diluted (Loss)/Earnings Per Common Share	$ (0.93)	$ 0.94

Fully Diluted Common Shares Outstanding (average)	128,967,327	127,824,381

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Northeast Utilities and Subsidiaries
Consolidated Statements of Cash Flows

	Six Months Ended
	June 30,
	2005	2004
	(Thousands of Dollars)
Operating Activities:
Net (loss)/income	$ (145,423)	$ 91,434
Adjustments to reconcile to net cash flows
provided by operating activities:
Wholesale contract market charges, net of tax	137,443	-
Restructuring and impairment charges, net of tax	31,362	-
Bad debt expense	6,200	4,207
Depreciation	116,349	110,134
Deferred income taxes and investment tax credits, net	2,786	34,478
Amortization	47,119	57,378
Amortization of rate reduction bonds	86,906	81,293
Amortization of recoverable energy costs	31,544	24,193
Pension expense	16,465	5,318
Regulatory (refunds)/overrecoveries	(59,886)	8,753
Derivative assets	59,980	(35,437)
Derivative liabilities	(65,084)	29,580
Other sources of cash	32,335	18,853
Other uses of cash	(71,460)	(69,381)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	94,685	75,311
Fuel, materials and supplies	8,141	51
Investments in securitizable assets	(108,491)	(23,923)
Taxes receivable	25,886	-
Other current assets	17,424	9,007
Accounts payable	(11,856)	34,267
Other current liabilities	22,900	38,416
Net cash flows provided by operating activities	275,325	493,932

Investing Activities:
Investments in property and plant:
Electric, gas and other utility plant	(317,522)	(291,417)
Competitive energy assets	(12,945)	(11,329)
Cash flows used for investments in property and plant	(330,467)	(302,746)
Net proceeds from sale of land	23,792	-
Restricted cash - LMP costs	-	(30,257)
Other investment activities	5,543	11,450
Net cash flows used in investing activities	(301,132)	(321,553)

Financing Activities:
Issuance of common shares	7,565	2,786
Issuance of long-term debt	200,000	82,438
Retirement of rate reduction bonds	(96,729)	(90,616)
Decrease in short-term debt	(2,844)	(99,193)
Reacquisitions and retirements of long-term debt	(48,459)	(23,621)
Cash dividends on common shares	(41,629)	(38,379)
Other financing activities	16,397	(486)
Net cash flows provided by/(used in) financing activities	34,301	(167,071)
Net increase in cash and cash equivalents	8,494	5,308
Cash and cash equivalents - beginning of period	46,989	43,372
Cash and cash equivalents - end of period	$ 55,483	$ 48,680

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.